UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 1, 2007 (November 1, 2007)

Date of Report (Date of Earliest Event Reported)

ALLTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allied Drive

Little Rock, Arkansas 72202

(Address of Principal Executive Offices including Zip Code)

(501) 905-8000

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99(a) hereto and incorporated by reference herein is a presentation of certain information relating to the company, including information relating to the previously announced proposed combination of Alltel Corporation and Atlantis Merger Sub, Inc.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99(a)	Supplemental Regulation FD Disclosure dated November 1, 2007*

*	This exhibit is furnished by Alltel Corporation and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. See Item 7.01 and Item 9.01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEL CORPORATION

Date: November 1, 2007	By:	/s/ SHARILYN S. GASAWAY
	Name:	Sharilyn S. Gasaway
	Title:	Executive Vice President - Chief Financial Officer

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